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                                                                     EXHIBIT 1.1

                                    4,000,000

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                          Shares of Beneficial Interest

                             UNDERWRITING AGREEMENT

                                                               December 17, 1997

LEHMAN BROTHERS INC.
LEGG MASON WOOD WALKER, INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
SMITH BARNEY INC.
WHEAT, FIRST SECURITIES, INC.,
As Representatives of the several
  Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285


Dear Sirs:

         Pennsylvania Real Estate Investment Trust, an unincorporated association in business trust form created under Pennsylvania law pursuant to a Trust Agreement (the "Trust"), proposes to sell 4,000,000 shares (the "Firm Shares") of the Trust's Shares of Beneficial Interest, par value $1.00 per share. In addition, the Trust proposes to grant to the Underwriters named in
Schedule 1 hereto (the "Underwriters") an option to purchase up to an additional 600,000 Shares of Beneficial Interest on the terms and for the purposes set forth in Section 2 (the "Option Shares"). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "Shares." This is to confirm the agreement between the Trust, PREIT Associates, L.P. (the "Operating Partnership") and the Underwriters named in Schedule 1 hereto (the "Underwriters") concerning the purchase of the Shares from the Trust by the Underwriters.

         1. Representations, Warranties and Agreements of the Trust and the Operating Partnership. The Trust and the Operating Partnership, jointly and severally, represent, warrant and agree that:

                  (a) A registration statement on Form S-3 with respect to the Shares has (i) been prepared by the Trust in conformity with the requirements of the United States Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rule and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act.



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         Copies of such registration statement have been delivered by the Trust to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, before it became effective under the Securities Act and any prospectus filed with the Commission by the Trust with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 3 hereof and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph
         (1) or (4) or (5) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary
         Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the United States Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Trust filed with the Commission pursuant to
         Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                  (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished

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         to the Trust through the Representatives by or on behalf of any Underwriter specifically for inclusion therein .

                  (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, as amended through the date hereof, conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act, or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (d) The Trust, the Operating Partnership and each of their subsidiaries (as defined in Section 15) have been duly formed and are validly existing as unincorporated business associations, limited partnerships or corporations, as the case may be, in good standing under the laws of their respective jurisdictions of formation, are duly qualified to do business and are in good standing as foreign unincorporated business associations, limited partnerships or corporations, as the case may be, in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Trust (other than the Operating Partnership) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

                  (e) The Trust has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of beneficial interest of the Trust have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus;

                  (f) All of the issued shares of beneficial interest, partnership interests and shares of capital stock, as the case may be, of each subsidiary of the Trust have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Trust, free and clear of all liens, encumbrances, equities or claims.

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                  (g) The unissued Shares to be issued and sold by the Trust to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable; and the Shares will conform to the description thereof contained in the Prospectus.

                  (h) This Agreement has been duly authorized, executed and delivered by the Trust and the Operating Partnership.

                  (i) The execution, delivery and performance of this Agreement by the Trust and the Operating Partnership and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust, the Operating Partnership or any of their subsidiaries is a party or by which the Trust, the Operating Partnership or any of their subsidiaries is bound or to which any of the property or assets of the Trust, the Operating Partnership or any of their subsidiaries is subject, nor will such actions result in any violation of the provisions of the trust agreement, charter, bylaws or limited partnership agreement of the Trust, the Operating Partnership or any of their subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust, the Operating Partnership or any of their subsidiaries or any of their properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Trust and the Operating Partnership and the consummation of the transactions contemplated hereby.

                  (j) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Trust and any person granting such person the right, other than rights which have been waived or satisfied, to require the Trust to file a registration statement under the Securities Act with respect to any securities of the Trust owned or to be owned by such person or to require the Trust to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Trust under the Securities Act.

                  (k) Except as described in the Prospectus, the Trust has not sold or issued any Shares during the six-month period preceding the date of the Prospectus,

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         including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified or non-qualified share options plans for officers, employees, or trustees or other employee compensation plans or pursuant to outstanding options, rights or warrants.

                  (l) Neither the Trust, the Operating Partnership nor any of their subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the equity or long-term debt of the Trust, the Operating Partnership or any of their subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Trust, the Operating Partnership and their subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

                  (m) The financial statements and pro forma financial information (including all necessary pro forma adjustments and including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The pro forma financial statements and related information included in the Prospectus have been prepared in accordance with the applicable requirements of Rules 11-01 and 11-02 of Regulation S-X under the Securities Act, and the necessary pro forma adjustments have been properly applied to the historical amounts in the compilation of such information. Other than the historical and pro forma financial statements (and schedules) included therein, no other historical or pro forma financial statements (or schedules) are required by the Securities Act or the Rules and Regulations to be included in the Registration Statement.

                  (n) Arthur Anderson, L.L.P., who have certified certain financial statements included or incorporated reference in the Prospectus, whose reports appear in the Prospectus or are incorporated by reference therein and who have delivered the initial letter referred to in Section 7(f) hereof, are independent public accountants as required by the Securities Act and the Rules and

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         Regulations; and, in regard to the financial statements of Lehigh
         Valley Associates, Ernst & Young L.L.P., whose report appears in the Prospectus or is incorporated by reference therein, were independent accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained or incorporated in the Prospectus.

                  (o) (i) The Trust, the Operating Partnership and each of their subsidiaries, have good and marketable title in fee simple to all real property and own all personal property in each case owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Trust, the Operating Partnership and their subsidiaries; and (ii) all real property, buildings and personal property held under lease by the Trust, the Operating Partnership and their subsidiaries are held by them under valid, existing and enforceable leases in each case free and clear of all liens, encumbrances and defects with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Trust, the Operating Partnership and their subsidiaries.

                  (p) Except as described in the Prospectus, the Trust, the Operating Partnership and each of their subsidiaries carry, or are covered by, insurance (including title insurance) in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for organizations engaged in similar businesses in similar industries.

                  (q) The Trust, the Operating Partnership and each of their subsidiaries own or possess adequate rights to use all trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.


                  (r) There are no legal or governmental proceedings pending to which the Trust, the Operating Partnership or any of their subsidiaries is a party or of which any property or assets of the Trust, the Operating Partnership or any of their subsidiaries is the subject which, if determined adversely to any of them might have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Trust, the Operating Partnership and their subsidiaries ("Material Adverse Effect"); and to the best

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         of the Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (s) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

                  (t) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                  (u) No relationship, direct or indirect, exists between or among the Trust or the Operating Partnership on the one hand, and the trustees, officers, shareholders (in the case of the Trust), limited partners (in the case of the Operating Partnership), customers or suppliers of the Trust or the Operating Partnership on the other hand, which is required to be described in the Prospectus which is not so described.

                  (v) No labor disturbance by the employees of the Trust, the Operating Partnership or their subsidiaries exists or, to the knowledge of the Trust, is imminent, which might be expected to have a Material Adverse Effect.

                  (w) The Trust, the Operating Partnership and their subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Trust or the Operating Partnership would have any liability; the Trust or the Operating Partnership have not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Trust or the Operating Partnership would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (x) The Trust, the Operating Partnership and their subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon (except for taxes being contested in good faith), and no tax deficiency has been determined

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         adversely to the Trust, the Operating Partnership or any of their subsidiaries which has had nor does the Trust have any knowledge of any tax deficiency which, if determined adversely to the Trust, the Operating Partnership or any of their subsidiaries, might have a Material Adverse Effect.

                  (y) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Trust and the Operating Partnership have not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business,
         (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any distribution on their beneficial shares or partnership interests.

                  (z) The Trust, the Operating Partnership and their subsidiaries (i) make and keep accurate books and records and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of their financial statements and to maintain accountability for their assets, (C) access to their assets is permitted only in accordance with management's authorization and (D) the reported accountability for their assets is compared with existing assets at reasonable intervals.

                  (aa) Neither the Trust, the Operating Partnership nor any of their subsidiaries (i) is in violation of its trust agreement, charter, limited partnership agreement or bylaws, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of their property or to the conduct of their business, except in the cases of clauses (ii) and (iii) for such matters as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (ab) Neither the Trust, the Operating Partnership, any of their subsidiaries, nor any trustee, director, officer, agent, employee or other person associated with or acting on behalf of them has used any trust, corporate, or partnership funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect

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         unlawful payment to any foreign or domestic government official or employee from trust, corporate, or partnership funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (aa) Except as disclosed in the Prospectus, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Trust, the Operating Partnership or any of their subsidiaries (or, to the knowledge of the Trust, any of their predecessors in interest or any other person) at, upon or from any of the property now or previously owned or leased by the Trust, the Operating Partnership or any of their subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require any removal, remedial or other response action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or response action which would not have singularly or in the aggregate with all such violations and response actions, a Material Adverse Effect; there also has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Trust, the Operating Partnership or any of their subsidiaries (or, to the knowledge of the Trust, any of their predecessors in interest) at or upon any property owned by anyone else in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require any removal, remedial or other response action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or response action which would not have singularly or in the aggregate with all such violations and response actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, placement, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Trust, the Operating Partnership or any of their subsidiaries or with respect to which the Trust, the Operating Partnership or any of their subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, placement, dumping or release which would not have singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, placements, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection. There are no underground storage tanks located on or in any of the Trusts' properties except such tanks the existence of which would not have a Material Adverse Effect.

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                  (ad) Neither the Trust, the Operating Partnership nor any
         subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                  (ae) Except as described in the Prospectus, the Operating Partnership is not currently prohibited, directly or indirectly, from paying any distributions to the Trust to the extent permitted by applicable law, from making any other distribution on the Operating Partnership's partnership interest, from repaying to the Trust any loans or advances to the Operating Partnership from the Trust or from transferring any of the Operating Partnership's property or assets to the Trust.

                  (af) The Trust is organized in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), has qualified as a REIT for each taxable year since its formation, and its proposed method of operation will enable it to continue to meet the requirements for taxation as a REIT under the Code. All statements in the Prospectus regarding the Trust's qualification as a REIT are true, complete and correct in all material respects.

                  2. Purchase of the Shares by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Trust agrees to sell 4,000,000 Firm Shares to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Shares set opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

                  In addition, the Trust grants to the Underwriters an option to purchase up to 600,000 Option Shares. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 4 hereof. Option Shares shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Shares set opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Shares shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Shares other than in 100 share amounts. The price of both the Firm Shares and any Option Shares shall be $21.035 per share.

                  The Trust shall not be obligated to deliver any of the Shares to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Shares to be purchased on such Delivery Date as provided herein.

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                  3. Offering of Shares by the Underwriters.

                  Upon authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

                  4. Delivery of and Payment for the Shares. Delivery of and payment for the Firm Shares shall be made at the office of Hogan & Hartson L.L.P., Columbia Square, 555 Thirteenth Street, N.W., Washington, D.C. 20004, at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Trust. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Trust shall deliver or cause to be delivered certificates representing the Firm Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Trust of the purchase price in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Shares, the Trust shall make the certificates representing the Firm Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

                  At any time on or before the thirtieth day after the date of this Agreement the option granted in Section 2 may be exercised by written notice being given to the Trust by the Representatives. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Representatives, when the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date."

                  Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Representatives and the Trust) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Trust shall deliver or cause to be delivered the certificates representing the Option Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the

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Trust of the purchase price in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Shares, the Trust shall make the certificates representing the Option Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

                  5. Further Agreements of the Trust and the Operating Partnership. The Trust and the Operating Partnership agree:

                           (a) To prepare the Prospectus in a form approved by
                  the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the last Delivery Date except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Trust with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                           (b) To furnish promptly to the Representatives and to
                  counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                           (c) To deliver promptly to the Representatives such
                  number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) and,
                  (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon its request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

                           (d) To file promptly with the Commission any
                  amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Trust or the Representatives, be required by the Securities Act or requested by the Commission;

                           (e) Prior to filing with the Commission any amendment
                  to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and afford them a reasonable opportunity to comment on any such filing prior to the filing thereof;

                           (f) For a period of five years following the
                  Effective Date, to furnish to the Representatives copies of all materials furnished by the Trust to its shareholders and all public reports and all reports and financial statements furnished by the Trust to the principal national securities exchange upon which the Shares may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                           (g) Promptly from time to time to take such action as
                  the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided, that no foreign qualification of the Trust in any jurisdiction be required in connection therewith;

                           (h) For a period of 90 days from the date of the
                  Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of beneficial interest or securities convertible into or exchangeable for shares of beneficial interest (other than the shares issued upon conversion of currently outstanding OP Units and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights or as a stock bonus not to exceed 2000 shares in the aggregate), or sell or grant options, rights or warrants with respect to shares of beneficial interest or securities convertible into or exchangeable for shares of beneficial interest (other than the grant of options pursuant to option plans existing on the date hereof and the issuance by the Operating Partnership of OP Units in connection with property acquisitions, provided, that such OP Units are not redeemable prior to 90 days from the date of the Prospectus, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of beneficial interest, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of beneficial interest or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc.; and to cause the holder(s) of the currently outstanding Class B OP Units of the Operating Partnership and each officer and trustee of the Company to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of beneficial interest or securities convertible into or exchangeable for shares of beneficial interest or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of beneficial interest, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of beneficial interest or other securities, in cash or otherwise, in each case for a period of 90 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc.;

                           (i) Prior to the Effective Date, to apply for the
                  listing of the Shares on the New York Share Exchange, and to use its best efforts to complete that listing, subject only to official notice of issuance and evidence of satisfactory distribution, prior to the First Delivery Date;

                           (j) To apply the net proceeds from the sale of the
                  Shares being sold by the Trust as set forth in the Prospectus;

                           (k) To take such steps as shall be necessary to
                  ensure that neither the Trust, the Operating Partnership nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                  6. Expenses. The Trust agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) any applicable listing or other fees; (e) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 6 (j) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); under this Agreement; provided that, except as provided in this
Section 6 and in Section 11 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters

                  7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Trust and the Operating Partnership contained herein, to the performance by the Trust of its obligations hereunder, and to each of the following additional terms and conditions:

                           (a) The Prospectus shall have been timely filed with
                  the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

                           (b) No Underwriter shall have discovered and
                  disclosed to the Trust on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Hogan & Hartson L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                           (c) All corporate proceedings and other legal matters
                  incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Trust shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                           (d) Drinker Biddle & Reath L.L.P. shall have
                  furnished to the Representatives its written opinion, as counsel to the Trust and the Operating Partnership, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                                    (i) The Trust and the Operating Partnership
                           have been duly organized, and each of their subsidiaries have been organized, and all of the foregoing are validly existing organizations in good standing under the laws of their respective jurisdictions, are duly qualified to do business and are in good standing in each jurisdiction listed on a Schedule to the opinion and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                                   (ii) The Trust has an authorized
                           capitalization as set forth in the Prospectus under the caption "Capitalization," and all of the issued shares of beneficial interest of the Trust (including the Shares being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects, to the description thereof contained in the Prospectus; and all of the equity interests in the Operating Partnership and each subsidiary have been duly and validly authorized, assuming receipt of consideration therefor as provided in the resolutions authorizing issuance thereof of the board of directors of the Trust, as general partner of the Operating Partnership, or by the board of directors of such subsidiary, are fully paid and (except as set forth in the Prospectus) are owned of record by the Trust, the Operating Partnership or another subsidiary; and to the knowledge of such counsel, are owned free and clear of all liens, encumbrances, equities or claims;

                                  (iii) There are no preemptive or other rights
                           to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Trust's shares of beneficial interest pursuant to the Trust's Trust Agreement or bylaws or any agreement or other instrument known to such counsel; nor are there any restrictions upon the voting or transfer of, any limited partnership interests ("Units") beneficially owned by the Trust pursuant to the Operating Partnership Agreement of Limited Partnership or, to the knowledge of such counsel, any other agreement or instrument to which the Operating Partnership is a party, except those arising under the securities laws;

                                   (iv) To the knowledge of such counsel and
                           other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Trust, the Operating Partnership or any of their subsidiaries is a party or of which any property or assets of them is the subject which, if determined adversely to the Trust, the Operating Partnership or any of their subsidiaries, could reasonably be expected to have a Material Adverse Effect; and, to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others which, if commenced, could reasonably be expected to leave a Material Adverse Effect;

                                    (v) The Registration Statement was declared
                           effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

                                   (vi) The Registration Statement and the
                           Prospectus and any further amendments or supplements thereto made by the Trust prior to such Delivery Date (other than the financial statements and related schedules and numerical and statistical data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and

                           Regulations; and the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Trust prior to such Delivery Date (other than the financial statements and related schedules and numerical and statistical data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

                                  (vii) The statements contained in the
                           Prospectus under the caption "Certain Federal Income Tax Consequences" and "Risk Factors -- Adverse Consequences of Failure to Qualify as a REIT," insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof and the opinion of such counsel filed as Exhibit 8 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them;

                                 (viii) To the knowledge of such counsel, there
                           are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                                   (ix) This Agreement has been duly authorized,
                           executed and delivered by the Trust and the Operating Partnership;

                                    (x) The issue and sale of the Shares being
                           delivered on such Delivery Date by the Trust and the compliance by the Trust and the Operating Partnership with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Trust, the Operating Partnership or any of their subsidiaries is a party or by which they are bound or to which any of the property or assets of the Trust, the Operating Partnership or any of their subsidiaries is subject, nor will such actions result in any violation of the provisions of the trust agreement, charter or bylaws or partnership agreement of the Trust, the Operating Partnership or any of their subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Trust, the

                           Operating Partnership or any of their subsidiaries or any of their properties or assets; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Trust and the Operating Partnership and the consummation of the transactions contemplated hereby;

                                   (xi) Except as described in the Prospectus,
                           to the knowledge of such counsel, there are no contracts, agreements or understandings between the Trust and any person granting such person the right to require the Trust to file a registration statement under the Securities Act with respect to any securities of the Trust owned or to be owned by such person or to require the Trust to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Trust under the Securities Act; and.

                                  (xii) Neither the Trust, the Operating
                           Partnership nor any subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                  In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of Pennsylvania and the corporate law of Delaware; (ii) rely (to the extent such counsel deems proper and specifies in their opinion), as to matters involving the application of laws of other jurisdictions upon the opinion of other counsel of good standing, provided that such other counsel is satisfactory to counsel for the Underwriters and furnishes a copy of its opinion to the Representatives. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Trust on a regular basis and has acted as counsel to the Trust in connection with the preparation of the Prospectus, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that (I) the Registration Statement, as of the date of the Trust's most recently filed Annual Report on Form 10-K as amended through the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Trust prior to such Delivery Date, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the caption "Description of Shares of Beneficial Interest" and "Certain Federal Income Tax Consequences," insofar as such statements relate to the Shares and concern legal matters and that such counsel expresses no view as to the financial statements and related schedules included or incorporated by reference in the Registration Statement or Prospectus.

                           (e) The Representatives shall have received from
                  Hogan & Hartson L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Trust shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                           (f) At the time of execution of this Agreement, the
                  Representatives shall have received from Arthur Anderson, L.L.P. a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                           (g) With respect to the letter of Arthur Anderson
                  L.L.P., referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Trust shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firms with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                           (h) The Trust shall have furnished to the
                  Representatives a certificate, dated such Delivery Date, of its Chairman of the Board, its Chief Executive Officer, its President and its Chief Financial Officer stating that:

                                    (i) The representations, warranties and
                           agreements of the Trust and the Operating Partnership in Section 1 are true and correct as of such Delivery Date; the Trust and the Operating Partnership have complied with all of their agreements contained herein; and the conditions set forth in Sections 7(a) and 7(i) have been fulfilled; and

                                   (ii) They have carefully examined the
                           Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date and the date of the Trust's most recently filed Annual Report on Form 10-K, as amended through the date hereof, (the "10-K"), the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the filing date of the 10-K no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

                           (i) (i) Neither the Trust, the Operating Partnership
                  nor any of their subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the equity or long-term debt of the Trust, the Operating Partnership or any of their subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Trust, the Operating Partnership and their subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                           (j) Subsequent to the execution and delivery of this
                  Agreement there shall not have occurred any of the following:
                  (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Trust on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                           (k) The New York Stock Exchange shall have approved
                  the Shares for listing, subject only to official notice of issuance.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

                  8. Indemnification and Contribution.

                  (a) The Trust and the Operating Partnership, jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Trust (or based upon any written information furnished by the Trust) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Trust and the Operating Partnership shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Trust and the Operating Partnership shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, (i) the failure of any Underwriter to deliver a Prospectus as required by law, provided, that the Company has satisfied its obligation hereunder to deliver to the Underwriter the number of Prospectuses requested by such Underwriter, or
(ii) any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Trust through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Trust or the Operating Partnership may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

                  (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Trust, the Operating Partnership, their officers and employees, each of their trustees (including any person who, with his or her consent, is named in the Registration Statement as about to become a trustee of the Trust), and each person, if any, who controls the Trust within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Trust or any such trustee, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Trust through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Trust and any such trustee, officer or controlling person for any legal or other expenses reasonably incurred by the Trust or any such trustee, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Trust or any such trustee, officer, employee or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 11. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Trust or the Operating Partnership under this Section 8 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Trust or the Operating Partnership. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Trust or the Operating Partnership on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Operating Partnership on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Operating Partnership on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Trust and the Operating Partnership on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Trust, the Operating Partnership, or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Trust shall be deemed to be also for the benefit of the Operating Partnership and information supplied by the Trust shall also be deemed to have been supplied by the Operating Partnership. The Trust, the Operating Partnership, and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 8(e) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

                  (e) The Underwriters severally confirm and the Trust and the Operating Partnership acknowledge that the statements with respect to the public offering of the Shares by the Underwriters set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Trust and the Operating Partnership by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

                  9. Defaulting Underwriters.

                  If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Shares set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm Shares set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on such Delivery Date if the total number of the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of the Shares to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of the Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Trust to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriter or the Trust, except that the Trust will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases Firm Shares which a defaulting Underwriter agreed but failed to purchase.

                  Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Trust for damages caused by its default. If other underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Representatives or the Trust may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Trust or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

                  10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Trust prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Sections 7(i) or 7(j), shall have occurred or if the Underwriters shall decline to purchase the Firm Shares for any reason permitted under this Agreement.

                  11. Reimbursement of Underwriters' Expenses. If (a) the Trust shall fail to tender the Shares for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Trust or the Operating Partnership to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Trust or the Operating Partnership is not fulfilled, the Trust and the Operating Partnership will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Trust and the Operating Partnership shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, neither the Trust nor the Operating Partnership shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

                  12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                           (a) if to the Underwriters, shall be delivered or
                  sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-
                  6588), with a copy, in the case of any notice pursuant to
                  Section 11(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285;

                           (b) if to the Trust or the Operating Partnership,
                  shall be delivered or sent by mail, telex or facsimile transmission to the address of the Trust set forth in the Registration Statement, Attention: Jonathan B. Weller, President and Chief Operating Officer (Fax: (215) 542-9179);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Trust shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.

                  13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Trust, the Operating Partnership and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Trust and the Operating Partnership contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of trustees of the Trust, the Operating Partnership, officers of the Trust who have signed the Registration Statement and any person controlling the Trust within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  14. Survival. The respective indemnities, representations, warranties and agreements of the Trust, the Operating Partnership and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  15. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "business day" means any day on which the New York Share Exchange is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations, and for purposes hereof "subsidiary" shall include PREIT-Rubin, Inc.

                  16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

                           Each party irrevocably agrees that any legal suit,
action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

                  17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing correctly sets forth the agreement between the Trust, the Operating Partnership and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                               Very truly yours,

                               PENNSYLVANIA REAL ESTATE INVESTMENT
                               TRUST

                               By:  /s/ Jonathan B. Weller
                                    ------------------------------------
                                    Name:  Jonathan B. Weller
                                    Title: President

                               PREIT ASSOCIATES, L.P., the Operating
                                  Partnership

                               By:  Pennsylvania Real Estate Investment Trust,
                                      its General Partner

                                    By:  /s/ Jonathan B. Weller
                                         ------------------------------------
                                             Name:  Jonathan B. Weller
                                             Title: President

Accepted:

LEHMAN BROTHERS INC.
LEGG MASON WOOD WALKER, INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED
SMITH BARNEY INC.
WHEAT, FIRST SECURITIES, INC.

By:      /s/ Spencer B. Haber
         ------------------------------
         Authorized Representative

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

                                   SCHEDULE 1


         Number of Underwriters                                       Shares
         ----------------------                                       ------

         Lehman Brothers Inc.....................................     800,000

         Legg Mason Wood Walker, Incorporated....................     800,000

         Merrill Lynch, Pierce Fenner & Smith Incorporated.......     800,000

         Smith Barney Inc........................................     800,000

         Wheat, First Securities, Inc............................     800,000
                                                                      -------

                  Total..........................................   4,000,000
                                                                    =========